Scheduled Maturities for Total Time Deposits (Detail) ₨ in Millions, $ in Millions	Mar. 31, 2018 INR (₨)	Mar. 31, 2018 USD ($)	Mar. 31, 2017 INR (₨)
Due to mature in the fiscal year ending March 31:
2019	₨ 3,904,998.5	$ 59,975.4	₨ 2,721,768.7
2020	359,634.8	5,523.5
2021	67,797.0	1,041.3
2022	55,868.1	858.1
2023	35,338.5	542.8
Thereafter	32,043.7	492.0
Total	₨ 4,455,680.6	$ 68,433.1	₨ 3,341,857.7